UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

CARMAX AUTO OWNER TRUST 2020-1

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001796587)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

(Central Key Index Number: 0001601902)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

(Central Key Index Number: 0001259380)

Delaware	333-228379-05 333-228379	01-0794037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On August 2, 2023, CarMax Auto Owner Trust 2020-1, a Delaware statutory trust (the “Issuing Entity”), CarMax Auto Funding LLC, a Delaware limited liability company (the “Depositor”), and CarMax Business Services, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), entered into the Omnibus Amendment to Specified Sale and Servicing Agreements (the “SSA Amendment”). The SSA Amendment amends the Sale and Servicing Agreement, dated as of January 1, 2020 (the “Sale and Servicing Agreement”), among the Issuing Entity, the Depositor and the Servicer (filed as Exhibit 99.1 to the registrant’s Form 8-K dated and filed on January 22, 2020, Commission File No. 333-228379-05), to update the definition of “Eligible Institution.”

Item 9.01.	Exhibits.

Exhibit No.	Description

99.1	Omnibus Amendment to Specified Sale and Servicing Agreements among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and CarMax Auto Owner Trust 2020-1, CarMax Auto Owner Trust 2020-2, CarMax Auto Owner Trust 2020-3, CarMax Auto Owner Trust 2020-4, CarMax Auto Owner Trust 2021-1, CarMax Auto Owner Trust 2021-2, CarMax Auto Owner Trust 2022-3, CarMax Auto Owner Trust 2022-4, CarMax Auto Owner Trust 2023-1 and CarMax Auto Owner Trust 2023-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC

(Depositor)

Dated: August 2, 2023	By:	/s/ Andrew J. McMonigle
	Name:	Andrew J. McMonigle
	Title:	Vice President and Treasurer